UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Honeywell International Inc.
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2014 Honeywell Annual Shareowners Meeting March - April 2014

2014 Honeywell Annual Shareowners Meeting March - April 2014

1 2014 Honeywell Annual Shareowners Meeting Discussion Of 2014 Proxy Matters • 2013 Financial Performance • “Say on Pay” - Alignment Of Pay And Performance - Overview Of Honeywell Compensation Programs - 2013 Compensation Actions • Shareholder Proposals: - Separation Of CEO And Chair Roles - Action By Written Consent - Vesting Of Equity Awards Upon A Change - in - Control - Political Contributions/Lobbying Disclosure - Waiver Of Mandatory Retirement Policy For Gordon Bethune

2 2014 Honeywell Annual Shareowners Meeting Honeywell Performance

3 2014 Honeywell Annual Shareowners Meeting Honeywell Delivers Again In 2013 2013 Performance $37.7 15.6% $4.48 $3.7 $39.1 16.3% $4.97 $3.8 Sales Segment Margin EPS (Proforma)* FCF** 2012 2013 +4% +2% Organic +70 bps + 11% +4% 2012 2013 2012 2013 2012 2013 ($ B, except per share amounts) * Proforma , V% Exclude Pension Mark - to - Market (MTM) Adjustment **FCF Shown Prior to Any Cash Pension Contributions, NARCO Trust Establishment Payments, and Cash Taxes Relating to the Sale of Available for Sale Investments

4 2014 Honeywell Annual Shareowners Meeting 50 100 150 200 250 300 350 400 Jan - 03 Jan - 04 Jan - 05 Jan - 06 Jan - 07 Jan - 08 Jan - 09 Jan - 10 Jan - 11 Jan - 12 Jan - 13 HON Outperformed Market And Peers HON 381 S&P 210 Comp Peers 249 Indexed (January 1, 2003 to December 31, 2013); Comp Peers Reflects Compensation Peer Group Median HON S&P Comp Peers TSR - Indexed 500 263 323 TSR - Cum. Growth 400% 163% 223% Dec - 13 Long - Term Stock Price Performance

5 2014 Honeywell Annual Shareowners Meeting “Say On Pay”

6 2014 Honeywell Annual Shareowners Meeting Consistently Delivering Value To Shareowners 32.4% 48.9% 47.0% S&P Peer Median HON 56.8% 56.2% 84.8% S&P Peer Median HON 1 - YR 3 - YR 104.3% 172.9% 249.0% S&P Peer Median HON 5 - YR 10 - YR Peer Median Reflects Compensation Peer Group Median; Percentages Reflect Cumulative Growth Over The Period Updated as of December 31, 2013; 1 - year period begins 1/1/2013, 3 - year period begins 1/1/2011, 5 - year period begins 1/1/2009; 10 - year period begins 1/1/2004 128.2% 155.6% 218.8% S&P Peer Median HON Total Shareowner Return

7 2014 Honeywell Annual Shareowners Meeting Business Results Support Pay Actions Key Operating Metrics And ICP Spend $22.1 $2.4 $1.51 $69.9 740 $39.1 $6.4 $4.97 $79.7 714 Sales ($B) Segment Profit ($B) EPS (Proforma)* Total ICP Spend ($M) ICP Employees 2003 2013 +77% * Proforma , V% Exclude Pension Mark - to - Market (MTM) Adjustment 2003 2013 2003 2013 2003 2013 2003 2013 +170% +229% +14% ( - 4%) Business Performance ICP Plan (Total Company)

8 2014 Honeywell Annual Shareowners Meeting CEO Annual Direct Compensation (“ADC”) Alignment Of CEO Pay With Business Results (a) CEO Annual Direct Compensation or “ADC” consists of base salary, ICP award, annual stock option grant, and annualized Growth Plan unit award . • 2012 and 2013 : each year includes 50% of the actual award earned for the 2012 - 2013 performance cycle. Performance cycles do not overlap. • 2010 and 2011 : each year includes 50% of the actual award earned for the 2010 - 2011 performance cycle. • 2009 : no Growth Plan units granted during economic downturn. (b) Reflects 2008 base year for TSR and 2009 base year for proforma EPS, sales and segment profit, in each case, at 100. * Proforma , Excludes Pension Mark – to - Market ( MTM ) Adjustment $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 0 20 40 60 80 100 120 140 160 180 200 220 2009 2010 2011 2012 2013 CEO Total ADC ($000) (a) Indexed Values (b) CEO ADC Sales Proforma EPS* Segment Profit TSR - Prior Year

9 2014 Honeywell Annual Shareowners Meeting 10% 17% 25% 48% Base Salary ICP Growth Plan Stock Options 17% 17% 22% 44% Base Salary ICP Growth Plan Stock Options 17% 83% Fixed Variable 10% 90% Fixed Variable • ICP (Bonus) Plan – Annual (Cash ) - Key Financial Metrics: EPS, FCF, Working Capital Turns - Performance Context: Current Year, vs. Prior Year, vs. Peers, Other Metrics & Factors • Stock Options – LTI (Equity ) - Have Value Only If Stock Price Goes Up • Growth Plan – LTI (Cash ) - Sales Growth (1/3), ROI Performance (1/3), Margin Expansion (1/3) - 2 - Year Non - Overlapping Cycles; 100% Formulaic; Deferred Payout for Retention (50 % Q1 After Cycle, 50% Year Later) While not part of the regular annual incentive program, long - term performance - adjusted (i.e. relative TSR) Restricted Stock Unit s may be granted from time to time for retention and succession planning purposes Focused On Key Business Drivers And At Risk CEO Other NEOs Annual Incentive Program

10 2014 Honeywell Annual Shareowners Meeting 94% SoP Vote In 2013 – No Program Changes 2013 Compensation Actions (2014 Proxy) • No Base Salary Increases For Any Of The NEOs • Stock Option Grant Values Flat To 2012 In The Aggregate • 2012 - 2013 Growth Plan Earned Awards Determined - Relates to grant made in 2012 (no grant in 2013) – half attributable to 2013 - NEO awards ranged from 77% to 113% of Target (95% at Corporate) - Exceeded Target on ROI and Margin Expansion - Just short of Threshold on 2 - year Total Revenue - 50% to be paid in March 2014; 50% deferred to March 2015 - Total value reported in 2014 proxy • ICP Payouts Based On 2013 Performance - NEO awards ranged from 97% to 165% of Target - 3 NEO's (Anderson, Fradin , Kramvis) held flat to 2012 Award - CEO received an 8% increase due to consistently strong financial performance ☐ Exceeded EPS & FCF targets and revenue, segment profit, segment margins, net income and ROI all exceeded 2012 and represented record performance - 1 NEO’s ICP reduced 11% versus 2012 (Mahoney) • Other - 1 NEO (Kramvis) granted 10k Performance - Adjusted RSUs for Retention ☐ Potential 30% +/ - Adjustment Based on Relative TSR vs. Comp Peers

11 2014 Honeywell Annual Shareowners Meeting Shareholder Proposals

12 2014 Honeywell Annual Shareowners Meeting Unified Board Leadership Important For HON Success HON’s Board Opposes Separation Of Chair/CEO • Current Governance Practices / Board Structure Has Served Shareholders Well - Cumulative TSR of 400% since Mr. Cote’s arrival; compares favorably to median TSR for the same period for our peers (223%) and the S&P 500 (163%) • Board Should Have Flexibility To Decide Whether And When To Combine Chair/CEO Roles - Complexity of businesses, technologies and geographies requires unified leadership • Competing Chair/CEO Undermines Unity Of Action, Coordination And Focus • Robust Governance Practices Ensure Adequate Oversight - Other than CEO, Board is 100% independent; all committees 100% independent - No governance or management issues - Presiding Director leads executive sessions and serves as liaison between independent Directors and Chairman • Board Has Worked Hard To Cultivate A Sense Of Shared Responsibility - Elevating one director undermines sense of collective responsibility • Recent Board Actions Obviate Need For Lead Director - Amended by - laws to allow Chair of Governance Committee (CGRC) to call a meeting of Directors - Chair of CGRC designated as permanent point of contact for shareowner feedback

13 2014 Honeywell Annual Shareowners Meeting Written Consent Undermines Annual Proxy Process The Board Opposes Action By Written Consent • Written Consent Undermines Shareowner Democracy By Allowing Insurgent Shareholders To Act Outside The Annual Shareowners’ Meeting - Undermines annual shareowners meeting process allowing for removal of board of directors without cause immediately following Annual Shareholder Meeting - Compared to formal proxy process, lacks procedural protections and ability of both sides to communicate with shareowners - Allows narrow, parochial interests to distract management and the board and waste resources • Honeywell Shareowners Already Able To Call Special Meeting Based On Vote Of 20% Of Outstanding Shares • Honeywell Shareowners Have Adequate Opportunity For Their Voices To Be Heard - Annual election of directors and majority voting in uncontested elections - Shareowner approval of poison pills - Elimination of supermajority voting - Year - round engagement of management with shareowners - Chair of Governance Committee is permanent point of contact for shareowner feedback (added in 2013)

14 2014 Honeywell Annual Shareowners Meeting Vesting Of Equity Upon A Change - In - Control • Shareholder Proposal Seeks To (a) Prohibit Accelerated Vesting Of Equity Awards Upon A Change - in - Control (CIC) And (b) Require Prorated Or Partial Vesting Upon Subsequent Double - Trigger Termination Of Employment After A CIC • Based On Extensive Shareholder Outreach During 2013, HON Is Amending Its 2011 Stock Plan To Eliminate Single - Trigger Vesting - HON executives no longer entitled to automatic vesting and cash - out of stock options, RSUs and growth plan units (GPUs) upon a CIC for awards that are rolled over - Unvested options/ RSUs/GPUs rolled over into stock or performance awards of the successor will remain outstanding with vesting terms no less favorable than before the CIC; any employee who resigns without good reason will forfeit such awards - An employee who is involuntarily terminated or resigns for good reason within 2 - years of a CIC will then be eligible for vesting of pre - CIC awards ☐ Equity awards will vest in full; Growth Plan awards will vest based on portion of performance cycle completed - MDCC retains authority to negotiate rollover or cash - out (e.g. if preferred by acquiror ) • Elimination Of Single - Trigger Addresses Most Shareowners’ Concerns About Automatic Accelerated Payouts Without A Continuing Employment Commitment - Strikes the right balance between incentivizing executives to remain through the CIC closing and avoiding large payouts to executives who are required for the ongoing performance of the business Eliminate Executive’s Right To Single Trigger Vesting At CIC

15 2014 Honeywell Annual Shareowners Meeting No Use Of HON Funds For Political Purposes Political Contributions/Lobbying Disclosure • We Have Not Made Any Political Contributions Using Corporate Funds Since At Least 2009 - No intention of using corporate funds for political purposes - Political activities/lobbying not perceived as high risk for multi - industry company like HON • In Response To Shareholder Proposal, HON Has Updated Its Disclosure On Political Contributions And Lobbying - HON disclosure already in “third tier” at 57% as ranked by CPA - Zicklin (comparable to many peers) - Improved disclosure focuses on: top legislative and regulatory priorities; our internal government relations organization; and greater detail on management and board oversight • We Maintain A Rigorous Compliance Process To Ensure Political Activities Are Lawful, Properly Disclosed And Aligned With Our Code Of Business Conduct - Gov’t Relations group reports into HON’s Law Department - Report provided annually to the Corporate Governance and Responsibility Committee which consists entirely of independent, non - employee directors

16 2014 Honeywell Annual Shareowners Meeting Waiver Of HON Retirement Policy: Gordon Bethune • Gordon Bethune Is An Independent HON Board Member With Unique Aerospace Credentials: - Former CEO of Continental Airlines - Held senior level production positions at Boeing (oversaw production and launch of 757 and new versions of 737) - Only HON board member with broad aerospace experience (Aero accounts for 30%+ of $37BN+ HON revenues) - HON Director since 1999 who turned 72 in 2013 • HON Policy: Mandatory Retirement At Age 72 “Unless The Board Otherwise Determines” • HON Board Has Determined To Nominate Mr. Bethune To The Board In The 2014 And 2015 Elections - Mr. Bethune is in excellent mental and physical health - Remains an active, engaged board member; serves on CGRC and MDCC committees - Aircraft manufacturing and airline expertise is invaluable to HON management - Difficult to recruit suitable replacement with same breadth of experience and NYSE independence ($12BN+ in annual aero sales; HON sells to virtually every carrier and OEM) Mr. Bethune Remains A Valuable , Experienced HON Director

17 2014 Honeywell Annual Shareowners Meeting Appendix Reconciliation of non - GAAP Measures to GAAP Measures

18 2014 Honeywell Annual Shareowners Meeting Reconciliation Of Segment Profit To Operating Income Excluding Pension Mark - To - Market Adjustment ($B) 2003 Segment Profit $2.4 Stock Based Compensation (1) - Repositioning and Other (2, 3) (0.2) Pension Ongoing Expense (2) (0.1) Pension Mark-to-Market Adjustment (2) (0.2) Other Postretirement Expense (2) (0.2) Operating Income $1.7 Pension Mark-to-Market Adjustment (2) (0.2) Operating Income Excluding Pension Mark-to-Market Adjustment $1.9 (1) Stock Based Compensation included in Segment Profit. (2) Included in cost of products and services sold and selling, general and administrative expenses. (3) Includes repositioning, asbestos and environmental expenses.

19 2014 Honeywell Annual Shareowners Meeting Reconciliation Of Segment Profit To Operating Income Excluding Pension Mark - To - Market Adjustment And Calculation Of Segment Profit And Operating Income Margin Excluding Pension Mark - To - Market Adjustment ($M) 2009 2010 2011 2012 2013 Segment Profit $3,991 $4,485 $5,357 $5,879 $6,351 Stock Based Compensation (1) (117) (163) (168) (170) (170) Repositioning and Other (1, 2) (493) (626) (794) (488) (699) Pension Ongoing (Expense)/Income (1) (287) (185) (105) (36) 90 Pension Mark-to-Market Adjustment (1) (741) (471) (1,802) (957) (51) Other Postretirement Income/(Expense) (1) 15 (29) 86 (72) (20) Operating Income $2,368 $3,011 $2,574 $4,156 $5,501 Pension Mark-to-Market Adjustment (1) (741) (471) (1,802) (957) (51) Operating Income Excluding Pension Mark-to-Market Adjustment $3,109 $3,482 $4,376 $5,113 $5,552 Segment Profit $3,991 $4,485 $5,357 $5,879 $6,351 ÷ Sales 29,951 32,350 36,529 37,665 39,055 Segment Profit Margin % 13.3% 13.9% 14.7% 15.6% 16.3% Operating Income $2,368 $3,011 $2,574 $4,156 $5,501 ÷ Sales 29,951 32,350 36,529 37,665 39,055 Operating Income Margin % 7.9% 9.3% 7.0% 11.0% 14.1% Operating Income Excluding Pension Mark-to-Market Adjustment $3,109 $3,482 $4,376 $5,113 $5,552 ÷ Sales 29,951 32,350 36,529 37,665 39,055 Operating Income Margin Excluding Pension Mark-to-Market Adjustment 10.4% 10.8% 12.0% 13.6% 14.2% (1) Included in cost of products and services sold and selling, general and administrative expenses. (2) Includes repositioning, asbestos, environmental expenses and equity income adjustment.

20 2014 Honeywell Annual Shareowners Meeting 2003 (1) EPS, Previously Reported $1.50 Effect of Pension Accounting Change (0.11) EPS $1.39 Pension Mark-to-Market Adjustment 0.12 EPS, Excluding Pension Mark-to-Market Adjustment $1.51 2009 (2) 2010 (3) 2011 (4) 2012 (5) 2013 (6) EPS $2.05 $2.59 $2.61 $3.69 $4.92 Pension Mark-to-Market Adjustment 0.64 0.41 1.44 0.79 0.05 EPS, Excluding Pension Mark-to-Market Adjustment $2.69 $3.00 $4.05 $4.48 $4.97 (1) Utilizes weighted average shares of 862.1 million. Mark-to-market uses a blended tax rate of 33.5% for 2003 (2) Utilizes weighted average shares of 755.7 million. Mark-to-market uses a blended tax rate of 34.4% for 2009 (3)Utilizes weighted average shares of 780.9 million. Mark-to-market uses a blended tax rate of 32.3% for 2010 (4) Utilizes weighted average shares of 791.6 million. Mark-to-market uses a blended tax rate of 36.9% for 2011 (5) Utilizes weighted average shares of 791.9 million. Mark-to-market uses a blended tax rate of 35.0% for 2012 (6) Utilizes weighted average shares of 797.3 million. Mark-to-market uses a blended tax rate of 25.5% for 2013 Reconciliation Of EPS To EPS, Excluding Pension Mark - to - Market Adjustment

21 2014 Honeywell Annual Shareowners Meeting Reconciliation Of Cash Provided By Operating Activities To Free Cash Flow ($M) 2012 2013 Cash Provided by Operating Activities $3,517 $4,335 Expenditures for Property, Plant and Equipment (884) (947) $2,633 $3,388 Cash Pension Contributions 1,039 156 NARCO Trust Establishment Payments - 164 Cash Taxes Relating to the Sale of Available for Sale Investments - 100 Free Cash Flow $3,672 $3,808 Net Income Attributable to Honeywell $2,926 $3,924 Pension Mark-to-Market Adjustment, net of tax (1) 622 38 Net Income Attributable to Honeywell Excluding Pension Mark-to-Market Adjustment $3,548 $3,962 (1) Mark-to-market uses a blended tax rate of 35.0% and 25.5%, in 2012 and 2013, respectively.

22 2014 Honeywell Annual Shareowners Meeting Discontinued Operations Reconciliation ($B) 2003 Sales - Total Honeywell $23.1 Sales - CPG 1.0 Sales - Continuing Operations $22.1